UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2005

Global Innovative Systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30299
(Commission File Number)

98-0217653
(IRS Employer Identification No.)

1703, Top Glory Tower, 262 Gloucester Road, Causeway Bay, Hong Kong
(Address of principal executive offices and Zip Code)

(852) 2546-1808
(Registrant’s telephone number, including area code)

2114 Nanton Avenue, Vancouver, B.C., Canada V6L 3C7
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Pursuant to Rule 135c of the Securities Act of 1933, a news release with respect to the completion of the acquisition of all of the shares of Tech Team Holdings Limited is appended to this Form 8-K Current Report as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on January 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INNOVATIVE SYSTEMS, INC.

By: /s/ Bondy Tan
Name: Bondy Tan
Title: President and Chief Executive Officer
Dated: January 25, 2005